STANDARD TERMS AND CONDITIONS OF TRUST

                                       for


                         THE FIRST TRUST GNMA SERIES 96

                              and subsequent Series



                           Effective: January 20, 2005



                                     between


                          FIRST TRUST PORTFOLIOS, L.P.
                                    Depositor


                              THE BANK OF NEW YORK
                                     Trustee


                       SECURITIES EVALUATION SERVICE, INC.
                                    Evaluator


                            FIRST TRUST ADVISORS L.P.
                              Portfolio Supervisor






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                               TABLE OF CONTENTS

SECTION                                                       HEADING                                            PAGE

PREAMBLE..........................................................................................................1

FORM OF CERTIFICATES..............................................................................................2

ARTICLE I                      DEFINITIONS........................................................................4


ARTICLE II                     DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; FORM
                               AND ISSUANCE OF CERTIFICATES; UNCERTIFICATED FORM..................................6

       Section 2.01.           Deposit of Securities..............................................................6
       Section 2.02.           Acceptance of Trust................................................................9
       Section 2.03.           Issue of Certificates..............................................................9
       Section 2.04.           Form of Certificates...............................................................9
       Section 2.05.           Uncertificated Form................................................................9
       Section 2.06.           Separate Trusts....................................................................9
       Section 2.07.           Letter of Credit..................................................................10

ARTICLE III                    ADMINISTRATION OF FUND............................................................10

       Section 3.01.           Initial Cost......................................................................10
       Section 3.02.           Interest Account..................................................................11
       Section 3.03.           Principal Account.................................................................11
       Section 3.04.           Reserve Account...................................................................12
       Section 3.05.           Distribution......................................................................12
       Section 3.06.           Distribution Statements...........................................................15
       Section 3.07.           Sale of Securities................................................................16
       Section 3.08.           Securities Counsel................................................................18
       Section 3.09.           Notice and Sale by Trustee........................................................18
       Section 3.10.           Trustee Not Required to Amortize..................................................18
       Section 3.11.           Liability of Depositor............................................................18
       Section 3.12.           Notice to Depositor...............................................................19
       Section 3.13.           Limited Replacement of Special Securities; Replacement
                               Securities; Reinvestment of Principal.............................................19
       Section 3.14.           Portfolio Supervisor..............................................................21
       Section 3.15.           Deferred Sales Charge.............................................................22
       Section 3.16.           Creation and Development Fee......................................................23

ARTICLE IV                     EVALUATION OF SECURITIES; EVALUATOR...............................................24

       Section 4.01.           Evaluation of Securities..........................................................24
       Section 4.02.           Information for Holders of Units..................................................24
       Section 4.03.           Compensation of Evaluator.........................................................24


                                                                -i-


       Section 4.04.           Liability of Evaluator............................................................25
       Section 4.05.           Resignation and Removal of Evaluator; Successor...................................25

ARTICLE V                      EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE
                               OR REPLACEMENT OF CERTIFICATES OR UNITS HELD IN
                               UNCERTIFICATED FORM...............................................................26

       Section 5.01.           Evaluation........................................................................26
       Section 5.02.           Redemptions by Trustee; Purchases by Depositor....................................27
       Section 5.03.           Transfer or Interchange of Certificates or Units Held in Uncertificated Form......29
       Section 5.04.           Certificates Mutilated, Destroyed, Stolen or Lost.................................30

ARTICLE VI                     TRUSTEE...........................................................................31

       Section 6.01.           General Definition of Trustee's Liabilities, Rights and Duties....................31
       Section 6.02.           Books, Records and Reports........................................................33
       Section 6.03.           Indenture and List of Securities on File..........................................34
       Section 6.04.           Compensation......................................................................34
       Section 6.05.           Removal and Resignation of Trustee; Successor.....................................35
       Section 6.06.           Qualifications of Trustee.........................................................36

ARTICLE VII                    RIGHTS OF HOLDERS OF UNITS........................................................36

       Section 7.01.           Beneficiaries of Trust............................................................36
       Section 7.02.           Rights, Terms and Conditions......................................................37

ARTICLE VIII                   ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS....................................37

       Section 8.01.           Amendments........................................................................37
       Section 8.02.           Termination.......................................................................38
       Section 8.03.           Construction......................................................................39
       Section 8.04.           Registration of Units.............................................................39
       Section 8.05.           Written Notice....................................................................39
       Section 8.06.           Severability......................................................................40
       Section 8.07.           Dissolution of Depositor Not to Terminate.........................................40

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                                                        -ii-

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                     STANDARD TERMS AND CONDITIONS OF TRUST

                                       FOR

                         THE FIRST TRUST GNMA SERIES 96

                              and subsequent Series

                           Effective: January 20, 2005

         These Standard Terms and Conditions of Trust effective January 20, 2005 are executed between First Trust Portfolios, L.P., as Depositor, The Bank of New York, as Trustee, Securities Evaluation Service, Inc., as Evaluator and First Trust Advisors L.P., as Portfolio Supervisor.


                                WITNESSETH THAT:

         In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor agree as follows:


                                  INTRODUCTION

         These Standard Terms and Conditions of Trust, effective January 20, 2005, shall be applicable to The First Trust GNMA Series 96 and all subsequent Series established after the date of effectiveness hereof, as provided in this paragraph. For The First Trust GNMA Series 96 and all subsequent Series established after the date of effectiveness hereof to which these Standard Terms and Conditions of Trust, effective January 20, 2005, are to be applicable, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor shall execute a Trust Agreement, incorporating by reference these Standard Terms and Conditions of Trust, effective January 20, 2005, and designating any exclusion from or exception to such incorporation by reference for the purposes of that Series or variation of the terms hereof for the purposes of that Series and specifying for that Series and for each Trust in such Series (i) the Securities deposited in trust, (ii) the number of Units of the Trust, (iii) the First General Record Date and the amount of the second distribution from the Interest Account, (iv) the First Settlement Date, (v) the Record Dates and the Distribution Dates and (vi) the approximate amount of the Trustee advancement with respect to any "when-issued" Securities deposited in the Trust.

         WHEREAS, the form of the Certificates shall be substantially as follows and shall indicate the Series number as set forth in the Trust Agreement:

                                                --------------------------------
CERTIFICATE OF OWNERSHIP                        Plan of Distribution:
Evidencing an Undivided

Interest In                                     --------------------------------


                                   FIRST TRUST

See Reverse For
Certain Definitions

THIS IS TO CERTIFY THAT


is the owner and registered holder of
this Certificate evidencing the
ownership of


of fractional undivided interest in the above-named Trust created pursuant to the Indenture, a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee, and payment of the fees and expenses provided in the Indenture.

         Witness the facsimile signature of the Depositor and the manual signature of an authorized signatory of the Trustee.

                                            DATED:

FIRST TRUST PORTFOLIOS, L.P., Depositor

By:  THE CHARGER CORPORATION,               THE BANK OF NEW YORK,
      General Partner                       Trustee



By:__________________________________      By:__________________________________
                            President                       Authorized Signatory

                                                     CONTROL NO.

                               FORM OF ASSIGNMENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties          (Cust)               (Minor)
JT TEN  - as joint tenants with right      Under Uniform Gifts to Minors Act
           of survivorship and not as      __________________________________
           tenants in common                              State



         Additional abbreviations may also be used though not in the above list. For Value Received, ___________________________________________________________
hereby sell, assign and transfer ____________ Units represented by this Certificate unto ______________________________________________________________


                                            SOCIAL SECURITY OR OTHER IDENTIFYING
                                             NUMBER OF ASSIGNEE MUST BE PROVIDED
                                            ------------------------------------


                                            ------------------------------------

and does hereby irrevocably constitute and appoint _____________________________ _____________________________________________________________________, attorney, to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:                                  ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED BY

_____________________________________
            Firm or Bank

_____________________________________
          Authorized Signature


--------------------------------------------
Signatures must be guaranteed by a national
bank or trust company, a member firm of the
New York, Midwest or Pacific Stock Exchange
or in such other manner as is acceptable to
the Trustee.
--------------------------------------------

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. Whenever used in this Indenture the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

                   (1) "Depositor" shall mean First Trust Portfolios, L.P. and its successors in interest, or any successor depositor appointed as hereinafter provided.

                   (2) "Trustee" shall mean The Bank of New York, or any successor trustee appointed as hereinafter provided.

                   (3) "Evaluator" shall mean Securities Evaluation Service, Inc. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

                   (4) "Portfolio Supervisor" shall mean First Trust Advisors L.P. and its successors in interest, or any successor Portfolio Supervisor appointed as hereinafter provided.

                   (5) "Securities" or "Ginnie Maes" shall mean such of the taxable, mortgage-backed securities of the modified pass-through type guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the United States, including delivery statements relating to "when-issued" and/or "regular-way" contracts, if any, for the purchase of certain securities and certified or bank check(s) or letter(s) of credit sufficient in amount or availability required for such purchase, deposited in irrevocable trust and listed in Schedule A of the Trust Agreement, and any obligations received in exchange, substitution or replacement for such obligations pursuant to
         Section 3.13 hereof, as may from time to time continue to be held as a part of the Trust Fund.

                   (6) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in a Trust Fund.

                   (7) "Certificateholder" shall mean the registered holder of any Certificate as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any

         Certificate and as such shall be deemed a beneficiary of the related Trust created by the Trust Agreement to the extent of his pro rata share thereof.

                   (8) "Contract Securities" shall mean Securities which are to be acquired by the Fund pursuant to contracts, including (i) Securities listed in Schedule A to the Trust Agreement and (ii) Securities which the Depositor has contracted to purchase for the Fund pursuant to
         Section 3.13 hereof.

                   (9) "Trust Fund" or "Fund" shall mean the Trust or any one of the separate Trusts created by the Trust Agreement, which shall consist of the Securities held pursuant and subject to the Indenture, together with all undistributed interest received or accrued thereon, any undistributed cash realized from scheduled principal payments, prepayments of principal, sale, redemption, liquidation or maturity thereof. Such amounts as may be on deposit in the Reserve Account hereinafter established shall be excluded from the Trust Fund.

                  (10) "Trust Agreement" shall mean the Trust Agreement for the particular series of the Fund into which these Standard Terms and Conditions is incorporated.

                  (11) "Unit" shall mean the fractional undivided interest in an ownership of the Trust equal initially to the fraction set forth under "Summary of Essential Information - Number of Units" in the Prospectus, the numerator of which is one and the denominator of which shall be (1) increased by the number of any additional Units issued pursuant to
         Section 2.03 hereof and (2) decreased by the number of any Units redeemed as provided in Section 5.02 hereof.

                  (12) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Trust Agreement creating a particular series of the Fund.

                  (13) "Prospectus" shall mean the prospectus relating to the Trust Fund filed with the Securities and Exchange Commission pursuant to Rule 497(b) under the Securities Act of 1933, as amended, and dated the date of the Trust Agreement.

                  (14) "Business Day" shall mean any day other than a Sunday or, in the City of New York, a legal holiday or a day on which banking institutions are authorized by law or executive order to close.

                  (15) "Holder of Units" shall mean the registered holder of any Units of a Fund as recorded on the books of the Trustee, and represented in either certificated or uncertificated form, his legal representatives and heirs and the successors of any Corporation, partnership or other legal entity which is a registered holder of any Units and as such shall be deemed a beneficiary of a trust created by this Trust Agreement to the extent of his pro rata share thereof.

                  (16) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

                  (17) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.


                                   ARTICLE II

 DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; FORM AND ISSUANCE OF CERTIFICATES;
                              UNCERTIFICATED FORM

        Section 2.01. Deposit of Securities. (a) The Depositor, on the date of the Trust Agreement, has deposited with the Trustee in trust the Securities listed in Schedule A to the Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form or Contract Obligations relating to such Securities to be held, managed and applied by the Trustee as herein provided. The Depositor shall deliver the Securities listed on said Schedule A which were not actually delivered concurrently with the execution and delivery to the Trust Agreement and which were represented by Contract Obligations to the Trustee within 10 calendar days after said execution and delivery (the "Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Delivery Period, the Trustee shall immediately draw on the letter of credit, if any, apply the monies in accordance with Section 3.03(b), and the Depositor shall forthwith take the remedial action specified in Section 3.13. If the Depositor does not take the action specified in Section 3.13 within 10 calendar days of the end of the Delivery Period, the Trustee shall forthwith take the action specified in Section 3.13.

      (b)(1) From time to time following the Initial Date of Deposit, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee (i) additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, (ii) Contract Obligations relating to such additional Securities, accompanied by cash and/or letter(s) of credit as specified in paragraph (c) of this Section 2.01, or (iii) cash (or a letter of credit in lieu of cash) with instructions to purchase additional Securities, in an amount equal to the portion of the Unit Value of the Units created by such deposit attributable to the Securities to be purchased pursuant to such instructions. Except as provided in the following subparagraphs (2), (3) and (4) the Depositor, in each case, shall ensure that each deposit of additional Securities pursuant to this Section shall maintain, as nearly as practicable, the Percentage Ratio. Each such deposit of additional Securities shall be made pursuant to a Notice of Deposit of Additional Securities in the form attached hereto as Schedule B delivered by the Depositor to the Trustee. Instructions to purchase additional Securities shall be in writing, and shall specify the name of the Security, CUSIP number, if any, aggregate amount, price or price range and date to be purchased. When requested by the Trustee, the Depositor shall act as broker to execute purchases in accordance with such instructions; the Depositor shall be entitled to compensation therefor in accordance with applicable law and regulations. The Trustee shall have no liability for any loss or depreciation resulting from any purchase made pursuant to the Depositor's instructions or made by the Depositor as broker.

         (2) Additional Securities (or Contract Obligations therefor) may, at the Depositor's discretion, be deposited or purchased in round lots. If the amount of the deposit is insufficient to acquire round lots of each Security to be acquired, the additional Securities shall be deposited or purchased in the order of the Security in the Trust most under-represented immediately before the deposit with respect to the Percentage Ratio.

         (3) If at the time of a deposit of additional Securities, Securities of an issue deposited on the Initial Date of Deposit (or of an issue of Replacement Securities acquired to replace an issue deposited on the Initial Date of Deposit) are unavailable, cannot be purchased at reasonable prices or their purchase is prohibited or restricted by applicable law, regulation or policies, the Depositor may (i) deposit, or instruct the Trustee to purchase, in lieu thereof, another issue of Securities or Replacement Securities or (ii) deposit cash or a letter of credit in an amount equal to the valuation of the issue of Securities whose acquisition is not feasible with instructions to acquire such Securities of such issue when they become available.

         (4) In connection with and at the time of any deposit of additional Securities pursuant to this Section 2.01(b), the Depositor shall exactly replicate Cash (as defined below) received or receivable by the Trust as of the date of such deposit. For purposes of this paragraph, "Cash" means, as to the Principal Account, cash or other property (other than Securities) on hand in the Principal Account or receivable and to be credited to the Principal Account as of the date of the deposit (other than amounts to be distributed solely to persons other than holders of Units created by the deposit) and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the date of the deposit or receivable by the Trust in respect of a record date for a payment on a Security which has occurred or will occur before the Trust will be the holder of record of a Security, reduced by the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculations of distributions from the Income Account pursuant to Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the deposit. Such replication will be made on the basis of a fraction, the numerator of which is the number of Units created by the deposit and the denominator of which is the number of Units which are outstanding immediately prior to the deposit."

         (c) In connection with the deposits described in Section 2.01(a) and
(b), the Depositor has, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a Section 2.01(b) deposit, will, deposit cash and/or letter(s) of credit (meeting the conditions set forth in Section 2.07) in an amount sufficient to purchase the Contract Obligations (the "Purchase Amount") relating to Securities which are not actually delivered to the Trustee at the time of such deposit, the terms of which unconditionally allow the Trustee to draw on the full amount of the available letter of credit. The Trustee may allow the Depositor to substitute for any letter(s) of credit deposited with the Trustee in connection with the deposits described in Section 2.01(a) and (b) cash in an amount sufficient to satisfy the obligations to which the letter(s) of credit relates. Any substituted letter(s) of credit shall be released by the Trustee. The Trustee may deposit such cash or cash drawn on the letter of credit in a non-interest bearing account for the Trust.

         (d) No deposit of Additional Securities will be made on a Record Date for the Trust Fund. In addition, in connection with any deposit of additional Securities made prior to a Record Date for the Trust Fund, scheduled delivery of Securities must be on or before the record date for such Securities which shall occur prior to the Record Date for the Trust Fund.

          (e) Notwithstanding anything to the contrary herein, subject to the requirements set forth in this Section 2.01(e) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the Trade Date), subscribe for additional Units as follows:

                (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the Subscription Notice) to the Trustee, by telephone or by written communication, of the Depositors intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (unless such additional Securities are a precise replication of the then existing portfolio) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

                (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

                (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice to be purchased by the Trustee, and adding and subtracting the amounts specified in the first and second sentences of Section 5.01, computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

                (iv) On the settlement date for such subscription, the Trustee shall, in exchange for the Securities and cash, cash or Letter of Credit described above, deliver to, or assign in the name of or on the order of, the Depositor the number of Units verified by the Depositor with the Trustee.

                (v) In the event the Depositor fails to take such action required by paragraph (iii) above, the Trustee shall, on the settlement date for such subscription, settle the securities transactions specified in the Subscription Notice.

                (vi) Neither the Trust nor Unit holders of the Trust will be responsible for any loss resulting from the failure of the Depositor to take such action required by paragraph (iii) above.



        Section 2.02. Acceptance of Trust. The Trustee hereby declares it holds and will hold each Trust Fund as Trustee in trust upon the trusts herein created for the use and benefit of the Holder of Units, subject to the terms and conditions of this Indenture.

        Section 2.03. Issue of Certificates. The Trustee hereby acknowledges receipt of the deposit referred to in Section 2.01 and simultaneously with the receipt of said deposit has executed and delivered to or on the order of the Depositor, a Certificate or Certificates substantially in the form above recited or has recorded on the books of each Trust for the account of the Depositor the ownership of Units representing the ownership of the number of Units of each Trust Fund specified in Part II of the Trust Agreement. The Trustee hereby agrees that on the date of any Notice of Deposit of Additional Securities pursuant to Section 2.01 of the Indenture, it shall acknowledge that the additional Securities identified therein have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited, and shall, if so requested, execute documentation substantially in the form above recited representing the ownership of an aggregate number of those Units.

        Section 2.04. Form of Certificates. Each Certificate referred to in
Section 2.03 is, and each Certificate hereafter issued shall be, in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed either manually or in facsimile by an authorized signatory of the Trustee and in facsimile by the President or one of the Vice Presidents of the general partner of the Depositor and dated the date of execution and delivery by the Trustee.

        Section 2.05. Uncertificated Form. Units may also be held in uncertificated form. Upon the issuance of Units in uncertificated form, the Trustee shall provide to the registered owner within two business days after the issuance, an initial transaction statement which sets forth a description of the Fund, the number of Units issued, the name, address and taxpayer identification number, if any, of the Holder of Units and the date the issuance was registered or setting forth those items as are required by Article 8 of the Uniform Commercial Code currently in effect in the State of New York. Holders of Units evidenced by Certificates may at any time elect to have their Units held in uncertificated form by surrendering their Certificates to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration books of the Trust to indicate that the Units formerly evidenced by such cancelled Certificates are Units held in uncertificated form. The Trustee shall, at the request of the Holder of any Units held in uncertificated form, issue a new Certificate to evidence such Units and at such time make appropriate notation in the registration books of the Trust.

        Section 2.06. Separate Trusts. The Trust Funds created by this Indenture are separate and distinct trusts for all purposes and the assets of one Trust Fund may not be commingled with the assets of any other nor shall the expenses of any Trust Fund be charged against the other. The Certificates representing the ownership of an undivided fractional interest in one Trust Fund shall not be exchangeable for certificates representing the ownership of an undivided fractional interest in any other.

        Section 2.07. Letter of Credit. The Trustee shall not accept any letter of credit under this Indenture unless the stated expiration date of the letter of credit is at least thirty days from the respective date of deposit of Contract Obligations pursuant to Section 2.01(a) or 2.01(b). The Trustee is authorized to downpost the amount available under the letter of credit, if any, deposited by the Depositor by an amount equal to the purchase price of Contract Obligations representing Securities delivered to the Trust on the date of delivery of such Securities.


                                   ARTICLE III

                             ADMINISTRATION OF FUND

        Section 3.01. Initial Cost. Subject to reimbursement as hereinafter provided, the cost of organizing the Trust and the sale of the Trust Units shall be borne by the Depositor, provided, however, that the liability on the part of the Depositor under this section shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.01. At the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period (as certified by the Depositor to the Trustee), the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Principal Account, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust in an amount certified to the Trustee by the Depositor. In no event shall the amount paid by the Trustee to the Depositor for the Depositor's reimbursable expenses of organizing the Trust exceed the estimated per Unit amount of organization costs set forth in the Prospectus for the Trust multiplied by the number of Units of the Trust outstanding at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period; nor shall the Depositor be entitled to or request reimbursement for expenses of organizing the Trust incurred after the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period. If the cash balance of the Principal Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Depositor, or distribute to the Depositor Securities having a value, as determined under
Section 4.01 as of the date of distribution, sufficient for such reimbursement. Securities sold or distributed to the Depositor to reimburse the Depositor pursuant to this Section shall be sold or distributed by the Trustee, to the extent practicable, in the percentage ratio then existing. The reimbursement provided for in this section shall be for the account of Unit holders of record at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this Section 3.01 shall be held and administered as assets of the Trust for all purposes hereunder. The Depositor shall deliver to the trustee any cash identified in the Statement of Net Assets of the Trust included in the Prospectus not late than the expiration of the Delivery Period and the Depositor's obligation to make such delivery shall be secured by the letter of credit deposited pursuant to Section 2.01. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section 3.01 shall be held by the Trustee, without interest, and reserved for such purpose and, accordingly, prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period, shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per Unit amount payable pursuant to the next sentence. If a Unit holder redeems Units prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period, the Trustee shall pay the Unit holder, in addition to the Redemption Value of the tendered Units, unless otherwise directed by the Depositor, an amount equal to the estimated per Unit cost of organizing the Trust set forth in the Prospectus, or such lower revision thereof most recently communicated to the Trustee by the Depositor pursuant to
Section 5.01, multiplied by the number of Units tendered for redemption; to the extent the cash on hand in the Trust is insufficient for such payments, the Trustee shall have the power to sell Securities in accordance with Section 5.02. As used herein, the Depositor's reimbursable expenses of organizing the Trust shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust, SEC and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

        Section 3.02. Interest Account. The Trustee shall collect the interest on the Securities in each Trust Fund as such becomes payable (including all interest accrued but unpaid prior to the date of deposit of the Securities in trust and including that part of the proceeds of the sale, liquidation, redemption or maturity of any Securities, if any, which represents accrued interest thereon, moneys representing penalties for failure to make timely payments on Securities or liquidated damages for default or breach of any condition or term of the Securities) and credit such interest to a separate account for each Trust Fund to be known as the "Interest Account."

        Section 3.03. Principal Account. (a) The Securities in each Trust Fund and all moneys (except moneys held by the Trustee pursuant to subsection (b) hereof) other than amounts credited to the Interest Account, received by the Trustee in respect of the Securities in each Trust Fund, shall be credited to a separate account for each Trust Fund to be known as the "Principal Account."

         (b) Moneys and/or irrevocable letters of credit required to purchase Contract Securities or deposited to secure such purchases are hereby declared to be held specially by the Trustee for such purchases and shall not be deemed to be part of the Principal Account until (i) the Depositor fails to timely purchase a Contract Security and has not given the Failed Contract Notice (as defined in Section 3.13) at which time the moneys and/or letters of credit attributable to the Contract Security not purchased by the Depositor shall be credited to the Principal Account; or (ii) the Depositor has given the Trustee the Failed Contract Notice at which time the moneys and/or letters of credit attributable to failed contracts referred to in such Notice shall be credited to the Principal Account; provided, however, that if the Depositor also notifies the Trustee in the Failed Contract Notice that it has purchased or entered into a contract to purchase a New Security (as defined in Section 3.13), the Trustee shall not credit such moneys and/or letters of credit to the Principal Account unless the New Security shall also have failed or is not delivered by the Depositor within two business days after the settlement date of such New Securities, in which event the Trustee shall forthwith credit such moneys and/or letters of credit to the Principal Account. The Trustee shall in any case forthwith credit to the Principal Account, and/or cause the Depositor to deposit in the Principal Account, the difference, if any, between the purchase price of the failed Contract Security and the purchase price of the New Security, together with any sales charge and accrued interest applicable to such difference (or applicable to the failed Contract Security if no New Security is deposited) and distribute such moneys to Certificate holders pursuant to Section 3.05.

         (c) Moneys in the Principal Account available for reinvestment pursuant to Section 3.13 are deemed to be held specifically by the Trustee for distribution by the Trustee in accordance with this Indenture following notification that such moneys shall not be reinvested.

         The Trustee shall give prompt written notice to the Depositor and the Evaluator of all amounts credited to or withdrawn from the Principal Account and the balance in such Account after giving effect to such credit or withdrawal.

        Section 3.04. Reserve Account. From time to time, the Trustee shall withdraw from the cash on deposit in the Interest Account or the Principal Account of the appropriate Trust Fund such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust Fund. Such amounts so withdrawn shall be credited to a separate account for each Trust Fund which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Holders of Units any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for the payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which withdrawn, or if the Trust Fund shall have terminated or shall be in the process of termination, the Trustee shall distribute same in accordance with
Section 8.02(d) and (e) to each Holders of Units such holder's interest in the Reserve Account.

        Section 3.05. Distribution. The Trustee, as of the "First Settlement Date," as defined in Part II of the Trust Agreement, shall advance from its own funds and shall pay to the Depositor as owner then of record the amount of interest accrued to such date on the Securities deposited in the respective Trust Funds. The Trustee shall be entitled to reimbursement, without interest, for such advancements from interest received by the respective Trusts before any further distributions shall be made from the Interest Account to Holders of Units of the Trust Fund. Subsequent distributions shall be made as hereinafter provided.

         The second distribution of funds from the Interest Accounts of the respective Trust Funds shall be made on or shortly after the last day of the month in which the "First General Record Date," as defined in Part II of the Trust Agreement, occurs, to all Holders of Units of record of the respective Trust Funds as of the First General Record Date. For all subsequent distributions, the "Record Date" is hereby fixed to be the first day of each month of each year.

         As of the last day of each month of each year commencing in the month the First General Record Date occurs, the Trustee shall with respect to each Trust Fund:

                   (a) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 6.04;

                   (b) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to the Evaluator the amount that it is at the time entitled to receive pursuant to Section 4.03;

                   (c) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to securities counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such securities counsel pursuant to Section 3.08, as certified to by the Depositor; and

                   (d) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to First Trust Advisors L.P. the amount that it is entitled to receive pursuant to Section 3.14.

         The share of the balance in the Interest Account to be distributed to a Holder of Units shall be computed as of each Record Date, commencing with the first such day subsequent to the date of the Certificate (or in the case of Units held in uncertificated form, the date of the initial transaction statement), and distribution made as provided herein on or shortly after the first day of the month next following the month as of which such computation is made to the Holder of Units of record on such date of computation; provided, however, that any distribution which would have been made on January 1 shall instead be made on or before the preceding December 31. In making such computation, the Trustee shall treat as received amounts receivable by the Trust on the Securities prior to the next following Record Date in respect of a record date for a Security occurring on or before the Record Date on which the computation is being made; should such amounts not be received by the Trust, the computation shall be adjusted to reflect amounts actually received.

         Distributions of amounts represented by the cash balance in the Principal Account of a Trust Fund shall be computed as of the last day of each month in which the Record Date occurs. On the last day of each month in which such computation is made, or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Holder of Units of record at the close of business on the date of computation (the Record Date) at his post office address such holder's pro rata share of the cash balance of the Principal Account; provided that any distribution which would have been made on January 1 shall instead be made on or before the preceding December 31. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 1,000 Units.

         If the Depositor (i) fails to replace any failed Special Security (as defined in Section 3.13), or (ii) is unable or fails to enter into any contract for the purchase of any New Security in accordance with Section 3.13, the Depositor shall pay to the Trustee and the Trustee shall distribute to the extent of the amounts credited to the Interest Account pursuant to Section 3.03(b) or supplied by the Depositor pursuant to this Section to all Holders of Units in the respective Trust Fund the principal, accrued interest and sales charge attributable to such Special Securities at the next monthly distribution date which is more than thirty days after the expiration of the Purchase Period (as defined in Section 3.13) or at such earlier time or in such manner as the Trustee in its sole discretion deems to be in the best interest of the Holders of Units.

         If any contract for a New Security in replacement of a Special Security shall fail, the Depositor shall pay to the Trustee and the Trustee shall distribute, to the extent of the monies credited to the Principal Account pursuant to Section 3.03(b) or supplied by the Depositor pursuant to this Section, the principal and accrued interest (at the coupon rate of the relevant Security to the date the Depositor is notified of the failure) and sales charge attributable to the Special Security to the Holders of Units in the respective Trust Fund at the next monthly distribution date which is more than thirty days after the date on which the contract in respect of such New Security failed or at such earlier time or in such earlier manner as the Trustee in its sole discretion determines to be in the best interest of the Holders of Units.

         If, at the end of the Purchase Period, less than all moneys attributable to a failed Special Security have been applied or allocated by the Trustee pursuant to a contract to purchase New Securities, the Trustee shall distribute the remaining moneys to Holders of Units in the respective Trust Fund at the next monthly distribution date which is more than thirty days after the end of the Purchase Period or at such earlier time thereafter as the Trustee in its sole discretion deems to be in the best interest of the Holders of Units.

         The amounts to be so distributed to each Holder of Units shall be that pro rata share of the cash balance of the Interest and Principal Accounts, computed as set forth above, as shall be represented by the Units evidenced by the outstanding Certificate or Certificates registered in the name of such Holder of Units or evidenced by the account registered on the registration books of the Trustee.

         In the computation of each such share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Interest Account or the Principal Account of a Trust Fund shall be held in the same manner as other amounts subsequently deposited in each of such Accounts, respectively.

         For the purpose of distribution as herein provided, the holders of record on the registration books of the Trustee at the close of business on each Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Holder of Units of record. Nothing herein shall be construed to prevent the payment of amounts from the Interest Account and the Principal Account of a Trust Fund to individual Holders of Units by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therewith as provided in Section 3.06 hereof.

        Section 3.06. Distribution Statements. With each distribution from the Interest or Principal Accounts of a Trust Fund, the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account and, if from the Interest Account, the amount of accrued interest (uncollected and not available for distribution) on the record date for such distribution, expressed as a dollar amount per Unit.

         Within a reasonable period of time after the last business day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Holder of Units a statement setting forth, with respect to such calendar year and with respect to such Trust Fund:

                  (A) as to the Interest Account:

                            (1) the amount of interest received on the
                  Securities (including amounts representing interest received upon any disposition of Securities, penalties for failure to make timely payments on Securities or liquidated damages for default on breach of any condition or term of the Securities),

                            (2) the amounts paid for purchases of New Securities
                  or Replacement Securities pursuant to Section 3.13 and for redemptions pursuant to Section 5.02,

                            (3) the deductions for applicable taxes and fees and
                  expenses of the Trustee, the Evaluator, the Portfolio Supervisor, and securities counsel, and

                            (4) the balance remaining after such distributions
                  and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share per 1000 Units outstanding on the last Business Day of such calendar year;

                  (B) as to the Principal Account:

                            (1) payments of principal on Securities,

                            (2) the dates of the sale, maturity, liquidation or
                  redemption of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Interest Account,

                            (3) the amount paid for purchases of New Securities,
                  Replacement Securities or Reinvestment Securities pursuant to
                  Section 3.13 and for redemptions pursuant to Section 5.02,

                            (4) the deductions for payment of applicable taxes
                  and fees and expenses of the Trustee and securities counsel, and

                            (5) the balance remaining after such distributions
                  and deductions, expressed both as a total dollar amount and as a dollar amount per 1000 Units outstanding on the last Business Day of such calendar year; and

                  (C) the following information:

                            (1) a list of the Securities as of the last Business
                  Day of such calendar year grouped by interest rate and year of maturity and a list which identifies all Securities sold or new Securities acquired during such calendar year, if any,

                            (2) the number of Units outstanding on the last
                  Business Day of such calendar year,

                            (3) the Redemption Price per 1000 Units based on the last computation thereof made during such calendar year,

                            (4) the amounts actually distributed during such
                  calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share per 1000 Units outstanding on the record dates for such distributions, and

                            (5) such other information as the Trustee may deem
                  appropriate.

         The registered owner of Units held in uncertificated form shall be sent by the Trustee at periodic intervals no less frequent than once each year and at any time upon the reasonable written request of the registered owner a dated written statement containing the following information:

                   (1) a description of the Fund of which the uncertificated Unit is a part,

                   (2) the name, address and taxpayer identification number, if any, of the registered owner,

                   (3) the number of Units registered in the name of the registered owner on the date of the statement, and

                   (4) the name, address and taxpayer identification number, if any, of any registered pledgee and the number of shares subject to such pledge.

        Section 3.07. Sale of Securities. If necessary, in order to maintain the sound investment character of a Trust Fund, the Depositor may direct the Trustee to sell or liquidate Securities in such Trust Fund at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that any one or more of the following conditions exist:

                   (a) that there has been a default on such Securities in the payment of principal or interest, or both, when due and payable;

                   (b) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of principal or interest on any such Securities, attacking the constitutionality of any enabling legislation or alleging and seeking to have judicially determined the illegality of the issuing body or the constitution of its governing body or officers, the illegality, irregularity or omission of any necessary acts or proceedings preliminary to the issuance of such Securities and the endorsement of GNMA thereon, or seeking to restrain or enjoin the performance by the officers or employees of GNMA of any improper or illegal act in connection with the administration of funds necessary for payments under the guarantees on such Securities or otherwise; or that there exists any other legal question or impediment affecting such Securities or the payment of debt service on the same;

                   (c) that there has occurred any breach of covenant or warranty in any resolution, ordinance, trust indenture or other document, which would adversely affect either immediately or contingently the payment of debt service on such Securities, or their general credit standing, or otherwise impair the sound investment character of such Securities;

                   (d) that there has been a default in the payment of principal of or interest on any other outstanding obligations of an issuer of such Securities;

                   (e) that the price of any such Securities had declined to such an extent, or such other market or credit factors exists, so that in the opinion of the Depositor as evidenced in writing to the Trustee the retention of such Securities would be detrimental to the Trust Fund and to the interest of the Holders of Units;

                   (f) that as of any Record Date any of the Securities are scheduled to be redeemed and paid prior to the next succeeding monthly distribution date; provided, however, that as a result of such redemption the Trustee will receive funds in an amount sufficient to enable to the Trustee to include in the next distribution from the Principal Account of such Trust Fund at least $1.00 per 1000 Units;

                   (g) that there has been a default in payment of interest or principal of other obligations guaranteed or backed by the full faith and credit of the United States of America;

                   (h) an offer is made by the Government National Mortgage Association to refinance or refund any of the Securities;

                   (i) that such sale is required due to Units tendered for redemption; or

                   (j) that the sale of Securities is necessary or advisable in order to maintain the qualification of the Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such.

         Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction; provided, however, that the Trustee shall not sell or liquidate any Securities upon receipt of a direction from the Depositor that it has determined that the conditions in subdivision (f) above exist, unless the Trustee shall receive on account of such sale or liquidation the full principal amount of such Securities, plus the premium, if any, and the interest accrued and to accrue thereon to the date of the redemption of such Securities.

         The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07 except to the extent otherwise required by Section 3.09 of this Indenture.

        Section 3.08. Securities Counsel. The Depositor may employ from time to time as it may deem necessary a firm of municipal bond attorneys for any legal services that may be required in connection with the disposition of underlying Securities pursuant to Section 3.07 or the substitution of any securities for underlying Securities as the result of any refunding permitted under Section
3.08. The fees and expenses of such securities counsel shall be paid by the Trustee from the Interest and Principal Accounts of the applicable Trust as provided for in Section 3.05(c) hereof.

        Section 3.09. Notice and Sale by Trustee. If at any time the principal of or interest on any of the Securities shall be in default and not paid or provision for payment thereof shall not have been duly made within 30 days, the Trustee shall notify the Depositor thereof. If within 30 days after such notification the Depositor has not given any instruction to sell or hold or has not taken any other action in connection with such Securities, the Trustee shall sell such Securities forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

        Section 3.10. Trustee Not Required to Amortize. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Interest and Principal Accounts by reason of any premium or discount in respect of any of the Securities.

        Section 3.11. Liability of Depositor. The Depositor shall be under no liability to the Holders of Units for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, securities counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

        Section 3.12. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued) the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.12.

        Section 3.13. Limited Replacement of Special Securities; Replacement Securities; Reinvestment of Principal. If any contract in respect of Contract Securities in a Trust Fund other than a contract to purchase New Securities (as defined below), including those purchased on a "when, as and if issued" basis, shall have failed due to any occurrence, act or event beyond the control of the Depositor or the Trustee (such failed Contract Securities being herein called the "Special Securities"), the Depositor shall notify the Trustee (such notice being herein called the "Failed Contract Notice") of its inability to deliver the failed Special Security to the Trustee after it is notified that the Special Security will not be delivered by the seller thereof to the Depositor. Prior to, or simultaneously with, giving the Trustee the Failed Contract Notice, or within a maximum of twenty days after giving such Notice (such twenty-day period being herein called the "Purchase Period"), the Depositor shall, if possible, purchase or enter into the contract, if any, to purchase an obligation to be held as a Security hereunder (herein called the "New Security") as part of the Fund in replacement of the failed Special Security, subject to the satisfaction of all of the following conditions in the case of each purchase or contract to purchase:

                   (a) The New Securities (i) shall be taxable mortgage-backed securities of the modified pass-through type, (ii) shall not be a when, as and if issued Security, and (iii) must maintain as far as practicable the original percentage relationship between the principal amounts of Ginnie Maes of specified interest rates and ranges of maturity in the Fund.

                   (b) The purchase price of the New Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Special Securities.

                   (c) The Depositor shall promptly furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect of the New Security purchased or to be purchased that shall (i) identify the New Securities, (ii) state that the contract to purchase, if any, entered into by the Depositor is satisfactory in form and substance, and (iii) state that the foregoing conditions of clauses (a) through
         (c) have been satisfied with respect to the New Securities.

         Upon satisfaction of the foregoing conditions with respect to any New Security, the Depositor shall pay the purchase price for the New Security from its own resources or, if the Trustee has credited any moneys and/or letters of credit attributable to the failed Special Security to the Principal Account of such Trust Fund, the Trustee shall pay the purchase price of the New Security upon directions from the Depositor from the moneys and/or letters of credit so credited to the Principal Account. If the Depositor has paid the purchase price and, in addition, the Trustee has credited moneys of the Depositor to the Principal Account of such Trust Fund, the Trustee shall forthwith return to the Depositor the portion of such moneys that is not properly distributable to Holders of Units pursuant to Section 3.05.

         The Depositor may in writing from time to time direct the Trustee to purchase, or to enter into contracts (which the Depositor shall have approved as satisfactory in form and substance) to purchase, obligations to be held as Securities hereunder as a part of the Trust Fund (the "Replacement Securities") in respect of the moneys held in the Principal Account representing the proceeds of Securities sold pursuant to Section 3.07 or proceeds from the sale of Securities pursuant to Section 5.02 to the extent that such proceeds are not required for the purpose of redemption of Units, subject to the satisfaction of the following conditions in the case of each such purchase or contract to purchase:

                   (a) the Replacement Securities are taxable mortgage-backed securities of the modified pass-through type fully guaranteed as to principal and interest by the Government National Mortgage Association; and

                   (b) no substitution of Replacement Securities will be made without an opinion of counsel that such substitution will not adversely affect the status of the Trust Fund under the Investment Company Act of 1940.

         If the Prospectus related to the Trust specifies the reinvestment of principal, from the Initial Date of Deposit until such time as the Depositor notifies the Trustee in writing that such action is impractical (the "Reinvestment Period"), the Trustee shall, as directed by the Depositor, enter into contracts (which the Depositor shall have approved as satisfactory in form and substance) to purchase obligations to be held as Securities hereunder as part of the Trust Fund (the "Reinvestment Securities") and shall pay for the same with the moneys held in the Principal Account representing the payment or prepayment of principal on the underlying Securities to the extent that such proceeds are not required for the purpose of redemption of Units or other charges to the Principal Account then pending. In giving such direction, the Depositor shall determine that the Reinvestment Securities to be acquired pursuant to such contract are taxable, mortgage-backed securities of the modified pass-through type, fully guaranteed as to principal and interest by the Government National Mortgage Association and are substantially similar as to maturity and interest rates as the Securities upon which the principal used to purchase such Reinvestment Securities was received.

         The Trustee may purchase the Reinvestment Securities for deposit in the Trust Fund directly from market makers in such Securities or may retain the Depositor or other brokers to purchase the Reinvestment Securities and pay them usual and customary brokerage commissions for such transactions. Funds remaining in the Principal Account subsequent to a purchase of Reinvestment Securities will remain in such Account until such time as they can be invested into additional Reinvestment Securities. During the Reinvestment Period, amounts in the Principal Account which, the Depositor determines and so notifies the Trustee in writing or via facsimile, are (a) unable to be invested into Reinvestment Securities or (b) are required to be distributed for "regulated investment company" tax purposes shall be distributed on the next semi-annual distribution date, June 30 and December 31 of each year, to Unit holders of record on June 1 and December 1, respectively.

         At such time as the Depositor shall determine that the reinvestment of cash from the Principal Account into Reinvestment Securities shall no longer be practical, the Depositor shall notify the Trustee, in writing, that the Reinvestment Period is terminated. Upon termination of the Reinvestment Period, unreinvested amounts remaining in the Principal Account and amounts subsequently credited to the Principal Account shall be distributed in accordance with
Section 3.05.

         Whenever a New Security is acquired by the Depositor pursuant to the provisions of this Section 3.13, the Trustee shall, within five days thereafter, mail to all Holders of Units of the respective Trust Fund notice of such acquisition, including an identification of the failed Special Security and the New Security acquired.

         The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any direction of the Depositor provided in this Section 3.13, and in the absence of such direction the Trustee shall have no duty to make any purchase. The Depositors shall not be liable for errors of judgment in respect of this Section 3.13; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

        Section 3.14. Portfolio Supervisor. As compensation for providing portfolio supervisory services in its capacity as Portfolio Supervisor, and for providing bookkeeping and other administrative services of a character described in ss. 26(a)(2)(C) of the Investment Company Act of 1940 to the extent such services are in addition to, and do not duplicate, the services to be provided hereunder by the Trustee, First Trust Advisors L.P. shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year, except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which First Trust Advisors L.P. provides services described herein during less than the whole of such year). Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received for such services rendered to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to First Trust Advisors L.P. of supplying such services in such year.

         Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of an invoice therefor from First Trust Advisors L.P., which shall constitute the representation by First Trust Advisors L.P. that the bookkeeping and administrative services for which compensation is claimed are properly compensable hereunder and that the aggregate cost incurred by First Trust Advisors L.P. of providing portfolio supervisory, and bookkeeping and administrative services hereunder was not less than the compensation claimed, upon which representation the Trustee may conclusively rely. Such compensation shall be charged against the Interest and Principal Accounts in accordance with Section 3.05.

         If the cash balance in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.14, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.14.

         Except as the context otherwise requires, First Trust Advisors L.P. shall be subject to the provisions of Section 4.05 herein in the same manner as it would if it were the Evaluator.

         Any moneys payable to First Trust Advisors L.P. pursuant to this
Section 3.14 shall be secured by a lien on the Trust prior to the interest of Unit holders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 herein.

        Section 3.15. Deferred Sales Charge. If the prospectus related to the Trust specifies a deferred sales charge, the Trustee shall, on the dates specified in and as permitted by such Prospectus (the "Deferred Sales Charge Payment Dates"), withdraw from the Principal Account, an amount per Unit specified in such Prospectus and credit such amount to a special non-Trust account designated by the Depositor out of which the deferred sales charge will be distributed to or on the order of the Depositor on such Deferred Sales Charge Payment Dates (the "Deferred Sales Charge Account"). If the balance in the Principal Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, advance funds in an amount required to fund the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Principal Account, and/or sell Securities and credit the proceeds thereof to the Deferred Sales Charge Account, provided, however, that the aggregate amount advanced by the Trustee at any time for payment of the deferred sales charge shall not exceed $15,000. Such direction shall, if the Trustee is directed to sell a Security, identify the Security to be sold and include instructions as to the execution of such sale. In the absence of such direction by the Depositor, the Trustee shall sell Securities sufficient to pay the deferred sales charge (and any unreimbursed advance then outstanding) in full, and shall select Securities to be sold in such manner as will maintain (to the extent practicable) the relative proportion of number of shares of each Security then held. The proceeds of such sales, less any amounts paid to the Trustee in reimbursement of its advances, shall be credited to the

Deferred Sales Charge Account. If a Unit holder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, withhold from the Redemption Price payable to such Unit holder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to the Deferred Sales Charge Account. If the Trust is terminated for reasons other than that set forth in
Section 6.01(g), the Trustee shall, if so provided in the related Prospectus, on the termination of the Trust, withhold from the proceeds payable to Unit holders an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to the Deferred Sales Charge Account. If the Trust is terminated pursuant to Section 6.01(g)(ii), the Trustee shall not withhold from the proceeds payable to Unit holders any amounts of unpaid deferred sales charges. If pursuant to Section 5.02 hereof, the Depositor shall purchase a Unit tendered for redemption prior to the payment in full of the deferred sales charge due on the tendered Unit, the Depositor shall pay to the Unit holder the amount specified under Section 5.02 less the unpaid portion of the deferred sales charge. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of the Unit holders.

        Section 3.16. Creation and Development Fee. If the Prospectus related to the Trust specifies a creation and development fee, the Trustee shall, at the conclusion of the primary offering period for a Trust, as certified by the Depositor to the Trustee withdraw from the Capital Account, an amount equal to the entire creation and development fee and credit such amount to a special non-Trust account designated by the Depositor out of which the creation and development fee will be distributed to the Depositor (the "Creation and Development Account"). The payment provided for in this section shall be for the account of Unit holders of record at the conclusion of the primary offering period and shall have no effect on the net asset value of Trust Units prior to such date. If the balance in the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, advance funds in an amount required to fund the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Capital Account, and/or sell Securities and credit the proceeds thereof to the Creation and Development Account, provided, however, that the aggregate amount advanced by the Trustee at any time for payment of the creation and development fee shall not exceed $15,000. Such direction shall, if the Trustee is directed to sell a Security, identify the Security to be sold and include instructions as to the execution of such sale. In the absence of such direction by the Depositor, the Trustee shall sell Securities sufficient to pay the creation and development fee (and any unreimbursed advance then outstanding) in full, and shall select Securities to be sold in such manner as will maintain (to the extent practicable) the relative proportion of number of shares of each Security then held. The proceeds of such sales, less any amounts paid to the Trustee in reimbursement of its advances, shall be credited to the Creation and Development Account. If the Trust is terminated pursuant to Section 6.01(g), the Depositor agrees to reimburse Unitholders for any amounts of the Creation and Development Fee collected by the Depositor to which it is not entitled. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of Unit holders. The Depositor agrees to reimburse the Trust and any Unit holder any amount of Creation and Development Fee it receives which exceeds the amount which the Depositor may receive under applicable laws, regulations and rules.

                                   ARTICLE IV


                       EVALUATION OF SECURITIES; EVALUATOR

        Section 4.01. Evaluation of Securities. The Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the value of each issue of Securities of each Trust Fund as of 4:00 p.m. New York time on the days on which an evaluation of the Trust Fund is required by
Section 5.01. Such evaluations shall be made (i) on the basis of current bid or offering prices for the Securities of a Trust Fund, (ii) if bid or offering prices are not available for any Securities of a Trust Fund on the basis of current bid or offering prices for comparable securities, (iii) by determining the value of the Securities of a Trust Fund on the bid or offering side of the market by appraisal, or (iv) by any combination of the above. For each evaluation, the Evaluator shall also determine and furnish to the Trustee and the Depositor the aggregate of (a) the value of all Securities of a Trust Fund on the basis of such evaluation, and (b) on the basis of the information furnished to the Evaluator and the Trustee pursuant to Section 3.03, the amount of cash then held in the Principal Account of the respective Trust Fund which was received by the Trustee after the Record Date preceding such determination less amounts required for payment of Units tendered for redemption and payment of trust expenses, and less any amounts held in the Principal Account of the respective Trust Fund for distribution to Holders of Units on a subsequent Distribution Date when a Record Date occurs four business days or less after such determination. For the purposes of the foregoing, the Evaluator may obtain current bid or offering prices for the Securities from investment dealers or brokers (including the Depositor) that customarily deal in Ginnie Maes. No evaluation will be made on any day on which the Ginnie Mae securities markets are not generally open for business.

         During the period in any month prior to the time when the current outstanding principal amount of any Security is publicly available the Evaluator will base its evaluations and calculations as to such Security upon the average prepayment experience with respect to such Security during the preceding three months (or since the issuance of the Security if such Security has been outstanding less than three months) applied to the principal amount outstanding at the end of the second preceding month. (As used in this Indenture, "prepayment experience" shall mean the percentage of reduction in the principal amount of a Security.)

        Section 4.02. Information for Holders of Units. For the purpose of permitting Holders of Units to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Holder of Units upon request any determinations made by it pursuant to Section 4.01.

        Section 4.03. Compensation of Evaluator. As compensation for providing evaluation services under this Indenture, the Evaluator shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in the amount of $0.30 per 100 Units, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section
4.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid

(such annual fee to be pro rated for any calendar year in which the Evaluator provides services during less than the whole of such year), plus for each issue of underlying Securities in excess of 50 issues (treating separate maturities as separate issues), the Evaluator shall receive an additional $0.25 per evaluation per issue. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Evaluator, upon which, as to the cost incurred by the Evaluator of providing services hereunder the Trustee may rely, and shall be charged against the Interest and/or Principal Accounts, in accordance with Section 3.05. However, if at any time the fee of the Trustee shall have been increased pursuant to Section 6.04, the compensation of the Evaluator hereunder shall at the same time be ratably increased. Such annual fee is payable in monthly installments upon the receipt of an invoice therefor on or before each Monthly Distribution Date with respect to the services provided for the period ending on the preceding Record Date.

        Section 4.04. Liability of Evaluator. The Trustee, the Depositor and the Holders of Units may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, the Depositor or the Holders of Units for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

        Section 4.05. Resignation and Removal of Evaluator; Successor. (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor or the Trustee may remove the Evaluator at any time upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee; provided, however, that so long as First Trust Portfolios, L.P. is acting as Depositor, the Trustee shall have no power to remove the Evaluator. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Holder of Units then of record.

         (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Indenture.

         (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

         (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

         (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection
(b) hereof.


                                    ARTICLE V

           EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR REPLACEMENT OF CERTIFICATES OR UNITS HELD IN UNCERTIFICATED FORM

        Section 5.01. Evaluation. The Trustee shall make an evaluation of each Trust Fund as of the close of trading on the New York Stock Exchange on each Business Day on which such exchange is open for trading. For each Trust Fund and for all such purposes of determination of the aggregate price of the Securities in a Trust Fund, the close of trading on the New York Stock Exchange shall be 4:00 p.m. Eastern Time. Such evaluations shall take into account and itemize separately (a) the cash on hand in each Trust Fund (other than cash declared held in trust to cover contracts to purchase securities) or moneys in the process of being collected, (b) the value of each issue of the Securities in the respective Trust Fund as last determined by the Evaluator pursuant to Section 4.01, and (c) interest accrued thereon not subject to collection and distribution. For each such evaluation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or governmental charges payable out of the respective Trust Fund and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing accrued expenses of the Trust Fund including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Portfolio

Supervisor, the Depositor and securities counsel in each case as reported by the Trustee to the Depositor on or prior to the date of evaluation, (iii) amounts representing unpaid accrued organization costs, and (iv) cash held for distribution to Holders of Units of record of the respective Trust, and required for redemption of Units tendered, as of a date prior to the evaluation then being made. During the period in any month prior to the time when the current outstanding principal amount of any Security is publicly available, the Trustee will base its calculation of accrued interest upon the average prepayment experience with respect to such Security during the twelve preceding months (or since the issuance of the Security if such Security has been outstanding less than twelve months) applied to the principal amount outstanding at the end of the second preceding month. The resulting figure is herein called a "Trust Fund Evaluation." Prior to the payment to the Depositor of its reimbursable organization costs to be made at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period in accordance with Section 3.01, for purposes of determining the Trust Fund Evaluation under this Section 5.01, the Trustee shall rely upon the amounts representing unpaid accrued organization costs in the estimated amount per Unit set forth in the Prospectus until such time as the Depositor notifies the Trust in writing of a revised estimated amount per Unit representing unpaid accrued organization costs. Upon receipt of such notice, the Trustee shall use this revised estimated amount per Unit representing unpaid accrued organization costs in determining the Trust Fund Evaluation but such revision of the estimated expenses shall not effect calculations made prior thereto and no adjustment shall be made in respect thereof. The value of the pro rata share of each Unit determined on the basis of any such evaluation shall be referred to herein as the "Unit Value."

         The Trustee shall make an evaluation of the Securities deposited in each Trust Fund as of the time said Securities are deposited under this Indenture. Such evaluation shall be made on the same basis as set forth in
Section 4.01, except that it shall be based upon the offering prices of said Securities. The Trustee, in lieu of making the evaluation required hereby, may use an evaluation prepared by the Evaluator and in so doing shall not be liable or responsible, under any circumstances whatever, for the accuracy or correctness thereof, or for any error or omission therein. The Trustee's determination of the offering price of the Securities of each Trust Fund on the date of deposit determined as herein provided shall be included in Schedule A attached to the Trust Agreement.

        Section 5.02. Redemptions by Trustee; Purchases by Depositor. Any Unit evidenced by a Certificate tendered for redemption by a Certificateholder or his duly authorized attorney or any Unit held in uncertificated form tendered by a Holder of Units or his duly authorized attorney by means of an appropriate request for redemption in a form approved by the Trustee to the Trustee at its unit investment trust office in the City of New York, shall be paid by the Trustee on the third business day following the day on which tender for redemption is made in proper form (being herein called the "Redemption Date"). Subject to payment by such Holder of Units of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash equivalent to the Unit Value, determined by the Trustee as of the close of trading on the New York Stock Exchange, on the date of tender; provided that accrued interest is paid to the Redemption Date, multiplied by the number of Units tendered for redemption (herein called the "Redemption Price"). Units received for redemption by the Trustee on any day after the close of trading on the New York Stock Exchange will be held by the

Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day.

         The Trustee may in its discretion, and shall when so directed by the Depositor in writing, suspend the right of redemption for Units of a Trust Fund or postpone the date of payment of the Redemption Price for more than seven calendar days following the day on which tender for redemption is made (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by such Trust Fund of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (iii) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss of damage which may result from any such suspension or postponement.

         Not later than the close of business on the day of tender of Units for redemption by a Holder of Units other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Units by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to 12:00 p.m. Eastern time on the next Business Day after the day on which such Units were tendered for redemption. Such purchase shall be made by payment for such Units by the Depositor on the Redemption Date of an amount equal to the Redemption Price which would otherwise be payable by the Trustee to such Holder of Units.

         Any Units so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 5.02.

         If the Depositor does not elect to purchase any Units of a Trust Fund tendered to the Trustee for redemption, or if Units are being tendered by the Depositor for redemption, that portion of the Redemption Price which represents interest shall be withdrawn from the Interest Account of such Trust Fund to the extent available. The balance paid on any redemption, including accrued interest, if any, shall be withdrawn from the Principal Account of such Trust Fund to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such of the Securities held in such Trust Fund currently designated for such purposes by the Depositor as the Trustee in its sole discretion shall deem necessary. Given the minimum principal amount in which Ginnie Maes may be required to be sold, the proceeds of such sales may exceed the amount necessary for payment of Units redeemed. Such excess proceeds shall be distributed pro rata to all remaining Units Holders of record of the Trust Fund unless the Depositor shall have notified the Trustee no later than five business days prior to the next following Record Date that such excess proceeds shall be reinvested as provided in Section 3.13; however, the Trustee shall not be required to make a distribution from the Principal Account of the Trust Fund unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 1000 Units. In the event that funds are withdrawn from the Principal Account of a Trust Fund for payment of accrued interest, the Principal Account of such

Trust Fund shall be reimbursed for such funds so withdrawn when sufficient funds are next available in the Interest Account.

         The Depositor shall maintain with the Trustee a current list of Securities designated to be sold for the purpose of redemption of Units tendered for redemption and not purchased by the Depositor, and for payment of expenses hereunder, provided that if the Depositor shall for any reason fail to maintain such a list, the Trustee in its sole discretion, may designate a current list of Securities for such purposes. The net proceeds of any sales of Securities from such list representing principal shall be credited to the Principal Account of such Trust Fund and the proceeds of such sales representing accrued interest shall be credited to the Interest Account of such Trust Fund.

         Sales of Securities shall be made in such manner as the Trustee shall determine will bring the best price obtainable for the Trust Fund, provided, however, that sales shall be made in such manner, as the Trustee shall determine, as will provide the Trustee with funds in an amount sufficient and at the time necessary in order for it to pay the Redemption Price of Units tendered for redemption, regardless of whether or not a better price could be obtained if the Securities were sold without regard for the day on which the proceeds of such sale would be received. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.02.

         Certificates evidencing Units and the amount recorded in the registration books of the Trust representing Units held in uncertificated form redeemed pursuant to this Section 5.02 shall be cancelled by the Trustee and the Unit or Units evidenced by such Certificates or evidenced by such records in the registration books of the Trust for Units held in uncertificated form shall be terminated by such redemptions.

         When directed by the Depositor, the Trustee shall employ the Depositor as its agent for the purpose of executing sales of Securities. The Depositor will verify the Trustee's ownership of any Security prior to entering into a contract for its sale. The Trustee shall have no liability for loss or depreciation resulting from the Depositor's negligence or misconduct as such agent.

        Section 5.03. Transfer or Interchange of Certificates or Units Held in Uncertificated Form. A Unit may be transferred by the registered holder thereof by presentation and surrender of the Certificate or in the case of Units held in uncertificated form, written transfer instructions in a form satisfactory to the Trustee at the corporate trust office of the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Holder of Units or his authorized attorney, whereupon a new registered Certificate or Certificates or a new notation in the registration books of the Trust for Units to be held in uncertificated form for the same number of Units of the same Trust Fund executed by the Trustee and the Depositor will be issued in exchange and substitution therefor. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the same Trust and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Certificateholder. Holders of Units may exchange their Certificates for the same number of Units to be held in uncertificated form as recorded in the registration books of the Trust. The

Trustee may deem and treat the person in whose name any Unit shall be registered upon the books of the Trustee as the owner of such Unit for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Certificate shall be so registered.

         Holders of Units who have elected to hold their Units in uncertificated form may at any time request the Trustee to issue Certificates representing such Units. The Trustee shall, upon receipt of such a request in a form satisfactory to it, issue Certificates in denominations of one Unit or any multiple thereof as may be requested by the Holder of Units.

         A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Holder of Units to the Trustee. The Trustee may require a Holder of Units to pay $2.00 for each new Certificate issued on any such transfer or interchange.

         All Certificates cancelled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

        Section 5.04. Certificates Mutilated, Destroyed, Stolen or Lost. In case any Certificate shall become mutilated, destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the holder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and cancelled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate, a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the related Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         In the event the related Trust Fund has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section
8.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

                                   ARTICLE VI

                                     TRUSTEE

        Section 6.01. General Definition of Trustee's Liabilities, Rights and Duties. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect each Trust Fund and the rights and interests of the Holders of Units pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts of such Trust Fund, and the payment of such costs and expenses shall be secured by a prior lien on such Trust Fund.

         In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth, the liabilities of the Trustee are further defined as follows:

                   (a) All moneys deposited with or received by the Trustee hereunder related to a Trust Fund shall be held by it without interest in trust within the meaning of the Investment Company Act of 1940, as part of the Trust Fund or the Reserve Account of such Trust Fund until required to be disbursed in accordance with the provisions of this Indenture, and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

                   (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document whether or not of the same kind prima facie properly executed, or for the disposition of moneys, Securities or Units pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto.

                   (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Portfolio Supervisor, or the Evaluator, or for the form, character, genuineness, sufficiency, value or validity of any Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Certificates (except for the due execution thereof by the Depositor) and the Trustee shall in no event assume or incur any liability, duty or obligation to any Holder of

         Units or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Portfolio Supervisor or the Evaluator.

                   (d) The Trustee shall be under no obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability, unless as often as required by the Trustee it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Interest and Principal Accounts of the affected Trust Fund or Trust Funds.

                   (e) The Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee, in accordance with the opinion of its counsel. The fees and expenses charged by such agents, attorneys, accountants and auditors shall constitute an expense of the Trustee, reimbursable from the Interest and Principal Accounts of the affected Trust Fund as set forth in Section 6.04 hereof.

                   (f) If at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor who shall act hereunder in all respects in place of such Depositor, which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Interest Account of the affected Trust Fund or, to the extent funds are not available in such Account, from the Principal Account of the affected Trust Fund, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate this Indenture and the trust created hereby and liquidate the Trust Fund in the manner provided in Section 8.02.

                   (g) If (i) the value of any Trust Fund as shown by any evaluation by the Trustee pursuant to Section 5.01 hereof shall be less than the lower of $2,000,000 or 40% of the total principal amount of Securities deposited in such Trust Fund, or (ii) the Underwriters tender for redemption Units not theretofore sold constituting more than 60% of the number of Units initially authorized, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the trust created hereby and liquidate such Trust Fund, all in the manner provided in Section 8.02.

                   (h) In no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee hereunder or upon or in respect of any Trust Fund which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Interest and Principal Accounts of the affected Trust Fund, and the payment of such amounts so paid by the Trustee shall be secured by a prior lien on such Trust Fund.

                   (i) No payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for the Trust Fund or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed the Trustee as a expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee.

                   (j) The Trustee, except by reason of its own negligence or willful misconduct, shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

                   (k) The Trustee is authorized to appoint as co-trustee of any Trust Fund a trust company affiliated with the Trustee to perform the functions of custodian and receiving and paying agent.

        Section 6.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions under this Indenture at its corporate trust office, including a record of the name and address of, and the Units issued by each Trust Fund and held by, every Holder of Units, indicating whether such Units are evidenced by Certificates or held in uncertificated form and such books and records of each Trust Fund shall be open to inspection by any Holder of Units of such Trust Fund at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

         Unless the Depositor determines that such an audit is not required, the accounts of the Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and the reports of such accountants shall be furnished by the Trustee, upon request, to Certificateholders. So long as the Depositor is making a secondary market for Units, the Depositor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per 100 Units.

         The Trustee shall pay, or reimburse to the Depositor, the expenses related to the updating of the Trust's registration statement, to the extent of legal fees, typesetting fees, electronic filing expenses and regulatory filing fees. Such expenses shall be paid from the Interest Account, or to the extent funds are not available in such Account, from the Principal Account, against an invoice or invoices therefor presented to the Trustee by the Depositor. By presenting such invoice or invoices, the Depositor shall be deemed to certify, upon which certification the Trustee is authorized conclusively to rely, that the amounts claimed therein are properly payable pursuant to this paragraph. The Depositor shall provide the Trustee, from time to time as requested, an estimate of the amount of such expenses, which the Trustee shall use for the purpose of estimating the accrual of Trust expenses. The amount paid by the Trust pursuant to this paragraph in each year shall be separately identified in the annual statement provided to Unit holders. The Depositor shall assure that the Prospectus for the Trust contains such disclosure as shall be necessary to permit payment by the Trust of the expenses contemplated by this paragraph under applicable laws and regulations.

         The provisions of this paragraph shall not limit the authority of the Trustee to pay, or reimburse to the Depositor or others, such other or additional expenses as may be determined to be payable from the Trust as provided in Section 6.02 of the Standard Terms and Conditions of Trust.

        Section 6.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its corporate trust office available for inspection at all reasonable times during the usual business hours by any Holder of Units, together with a current list of the Securities in each Trust Fund.

        Section 6.04. Compensation. For services performed under this Indenture the Trustee shall be paid an annual fee in the amount of $0.97 per 100 Units, accrued daily, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be prorated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Trustee may from time to time adjust its compensation as set forth above, provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter." The consent or concurrence of any Holder of Units hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged by the Trustee against the Interest and Principal Accounts of each Trust Fund on or before the Distribution Date on which such period terminates; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture. The Trustee shall charge the Interest and Principal Accounts relating to such Trust Fund for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, and for any extraordinary services performed by the Trustee hereunder relating to such Trust Fund.

         The Trustee shall be indemnified and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises. If the cash balances in the Interest and Principal Accounts of the affected Trust Fund shall be insufficient to provide for amounts payable pursuant to this Section 6.04, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities of the affected Trust Fund as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this
Section 6.04; provided that in neither case may any Security as to which there has been a default in payment of interest or principal be disposed of pursuant to this Section 6.04 until after such a disposition of all other Securities.

         The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Indenture. Any moneys payable to the Trustee pursuant to this Section shall be secured by a prior lien on the affected Trust Fund.

        Section 6.05. Removal and Resignation of Trustee; Successor. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

                   (a) The Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the Trusts created by this Indenture, by executing an instrument in writing resigning as Trustee of such Trusts and filing same with the Depositor and mailing a copy of a notice of resignation to all Holders of Units then of record, not less than 60 days before the date specified in such instrument when, subject to Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may remove the Trustee at any time with or without cause and appoint a successor Trustee by written instrument or instruments delivered not less than sixty days prior to the effective date of such removal and appointment to the Trustee so removed and to the successor Trustee. Notice of such resignation or removal of a Trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Holder of Units then of record.

                   (b) Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the resigning or removed Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers and duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the Depositor and the resigning or removed Trustee shall, upon payment of any amounts due the resigning or removed Trustee, or provision therefor to the satisfaction of such resigning or removed Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the resigning or removed Trustee; and the resigning or removed Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the resigning or removed Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture.

                   (c) In case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                   (d) Any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                   (e) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof.

        Section 6.06. Qualifications of Trustee. The Trustee shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.


                                   ARTICLE VII


                           RIGHTS OF HOLDERS OF UNITS

        Section 7.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Units, the Holder of Units shall be deemed to be a beneficiary of the Trust created by this Indenture and vested with all right, title and interest in such Trust Fund to the extent of the Unit or Units set forth and evidenced by such Certificate or evidenced by the records in the registration books of such Trust Fund subject to the terms and conditions of this Indenture, and of such Certificate or of the initial transaction statements sent to Holders of Units in uncertificated form.

        Section 7.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Holders of Units shall have the following rights and powers and shall be subject to the following terms and conditions:

                   (a) A Holder of Units may at any time prior to termination of the Trust Fund tender his Unit or Units to the Trustee for redemption in accordance with Section 5.02.

                   (b) The death or incapacity of any Holder of Units shall not operate to terminate this Indenture or a related Trust Fund, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Trust Fund or a related Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Holder of Units expressly waives any right he may have under any rule of law, of the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

                   (c) No Holder of Units shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, a related Trust Fund, or the obligations and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates or of the initial transaction statement, be construed so as to constitute the Holders of Units from time to time as partners or members of an association; nor shall any Holder of Units ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.


                                  ARTICLE VIII


                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

        Section 8.01. Amendments. This Indenture may be amended from time to time by the Depositor and Trustee hereto or their respective successors, without the consent of any of the Holders of Units (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; or (b) to make such other provision regarding matters or questions arising hereunder as shall not adversely affect the interests of the Holders of Units; provided, however, that the parties hereto may not amend this Indenture so as to (i) increase the number of Units issuable hereunder above the amount issued pursuant to Section 2.03, except as provided in Section 5.04 hereof, or such lesser amount as may be outstanding at any time during the term of this Indenture, or (ii) permit the deposit or acquisition hereunder of interest-bearing obligations or other securities either in addition to or in substitution for any of the Securities, except as provided in Section 3.13 hereof.

         Promptly after the execution of any such amendment, the Trustee shall furnish written notification to all then outstanding Holders of Units of the substance of such amendment.

        Section 8.02. Termination. This Indenture and the Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held hereunder unless sooner terminated as hereinbefore specified, and may be terminated at any time by the written consent of 100% of the Holders of Units of the respective Trust Fund; provided that in no event shall any Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of this Indenture (the "Mandatory Termination Date"); and provided, further, that in connection with any such liquidation, it shall not be necessary for the Trustee to dispose of any Security or Securities of the respective Trust Fund if retention of such Security or Securities, until due, shall be deemed to be in the best interests of Holders of Units of the respective Trust Fund, including, but not limited to, situations in which a Security or Securities are in default, situations in which a Security or Securities reflect a deteriorated market price resulting from a fear of default, and situations in which a Security or Securities mature after the Mandatory Termination Date.

         Written notice of any termination, specifying the time or times at which the Holders of Units of such Trust may surrender their Units for cancellations shall be given by the Trustee to each Holder of Units at his address appearing on the registration books of the Trustee. Upon the date of termination, the registration books of the Trustee will be closed. Commencing no earlier than nine business days prior to the termination of the Trust, the Trustee will liquidate the Securities during such period and in such daily amounts as the Depositor shall direct, and shall:

                   (a) deduct from the Interest Account of such Trust Fund or, to the extent that funds are not available in such Account of such Trust Fund, from the Principal Account of such Trust Fund, and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services, (ii) any compensation due it for its extraordinary services in connection with such Trust Fund, and (iii) any costs, expenses or indemnities in connection with such Trust Fund as provided herein;

                   (b) deduct from the Interest Account of such Trust or, to the extent that funds are not available in such Account, from the Principal Account of the Trust, and pay accrued and unpaid fees of the Evaluator, the Portfolio Supervisor and securities counsel in connection with such Trust Fund, if any;

                   (c) deduct from the Interest Account or the Principal Account of such Trust Fund any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with such Trust;

                   (d) distribute to each Holder of Units of such Trust Fund, upon surrender for cancellation of his Unit or Units, such holder's pro rata share of the balance of the Interest Account of such Trust Fund;

                   (e) distribute to each Holder of Units of such Trust Fund, upon surrender for cancellation of his Unit or Units, such holder's pro rata share of the balance of the Principal Account of such Trust Fund; and

                   (f) together with such distribution to each Holder of Units as provided for in (d) and (e), furnish to each such Holder of Units a final distribution statement as of the date of the computation of the amount distributable to Holders of Units, setting forth the data and information in substantially the form and manner provided for in
         Section 3.06 hereof.

         The amounts to be so distributed to each Holder of Units shall be that pro rata share of the balance of the total Interest and Principal Accounts of such Trust Fund as shall be represented by the undivided fractional interest therein evidenced by the outstanding Unit or Units held of record by such Holder of Units.

         The Trustee shall be under no liability with respect to moneys held by it in the Interest, Reserve and Principal Accounts of a Trust Fund upon termination except to hold the same in trust within the meaning of the Investment Company Act of 1940, without interest until disposed of in accordance with the terms of this Indenture.

         In the event that all of the Holders of Units of such Trust Fund shall not surrender their Units for cancellation within six months after the time specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Holders of Units to surrender their Units for cancellation and receive the liquidation distribution with respect thereto. If within one year after the second notice all the Units of such Trust Fund shall not have been surrendered for cancellation, the Trustee may take steps, or may appoint an agent to take appropriate steps, to contact the remaining Holders of Units concerning surrender of their Units and the cost thereof shall be paid out of the moneys and other assets which remain in trust hereunder.

        Section 8.03. Construction. This Indenture is executed and delivered in the State of New York, and all laws or rules of construction of such state shall govern the rights of the parties hereto and the Holders of Units and the interpretation of the provisions hereof.

        Section 8.04. Registration of Units. The Depositor agrees and undertakes on its own part to register the Units with the Securities and Exchange Commission or other applicable governmental agency, Federal or state, pursuant to applicable Federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of the Trust Fund created hereunder, and the Trustee shall incur no liability or be under any obligation or expenses in connection therewith.

        Section 8.05. Written Notice. Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor, 1001 Warrenville Road, Lisle, Illinois 60532, or at such other address as shall be specified by the Depositor to the other parties hereto in writing.

         Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the corporate trust office of the Trustee, 101 Barclay Street, New York, New York 10286, or such other address as shall be specified by the Trustee to the other parties hereto in writing.

         Any notice, demand, direction or instruction to be given to the Evaluator hereunder shall be in writing and shall be duly given if mailed or delivered to the Evaluator at 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187, or at such other address as shall be specified by the Evaluator to the other parties hereto in writing.

         Any notice, demand, direction or instruction to be given to the Portfolio Supervisor shall be in writing and shall be duly given if mailed or delivered to the Portfolio Supervisor at 1001 Warrenville Road, Lisle, Illinois 60532 hereto or such other address as shall be specified by the Portfolio Supervisor to the other parties hereto in writing.

         Any notice to be given to the Holders of Units shall be duly given if mailed by first-class mail with postage prepaid or delivered to each Holder of Units at the address of such holder appearing on the registration books of the Trustee.

        Section 8.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Units or the rights of the holders thereof.

        Section 8.07. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor for any cause whatsoever shall not operate to terminate this Indenture or any Trust Fund insofar as the duties and obligations of the Trustee are concerned.

         IN WITNESS WHEREOF, First Trust Portfolios, L.P., The Bank of New York, Securities Evaluation Service, Inc. and First Trust Advisors L.P. have each caused these Standard Terms and Conditions of Trust to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.


                                    FIRST TRUST PORTFOLIOS, L.P.,
                                        Depositor


                                         /s/ Jason T. Henry
                                    By   _______________________________________
                                         Senior Vice President



                                    THE BANK OF NEW YORK,
                                        Trustee


                                         /s/ Brian Aarons
                                    By   _______________________________________
                                         Vice President
(SEAL)

ATTEST:

  /s/ Irene M. Porto
___________________________
  Assistant Vice President          SECURITIES EVALUATION SERVICE, INC.,
                                        Evaluator


                                        /s/ James R. Couture
                                    By  ________________________________________
                                        President
(SEAL)

ATTEST:

  /s/ Jerome G. Klass
__________________________
  Vice President                    FIRST TRUST ADVISORS L.P.,
                                        Portfolio Supervisor



                                     By   /s/ Jason T. Henry
                                          _____________________________________
                                          Senior Vice President

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF DUPAGE           )

         I, Fay E. Mack, a Notary Public in and for the said County and State aforesaid, do hereby certify that Jason T. Henry, personally known to me to be the same person whose name is subscribed to the foregoing instrument, and personally known to me to be a Senior Vice President of First Trust Portfolios, L.P., a limited partnership, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such Senior Vice President and as the free and voluntary act of said First Trust Portfolios, L.P., for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal on January 20, 2005.


                                                     /s/ Fay E. Mack
                                                     ___________________________
                                                     Notary Public

(SEAL)

My commission expires:  September 26, 2008




STATE OF NEW YORK            )
                             )  SS
COUNTY OF NEW YORK           )

         On January 20, 2005, before me personally came Brian Aarons, to me known, who being by me duly sworn said that he resides at 244 Madison Avenue, Apt. 14B, New York, NY 10016; that he is a Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of the said corporation; and that he signed his name thereto by like authority.


                                                     /s/    Irene M. Porto
                                                     ___________________________
                                                            Notary Public

(SEAL)

My commission expires: April 19, 2007

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF DUPAGE           )

         I, Fay E. Mack, a Notary Public in and for said County and State aforesaid, do hereby certify that Jason T. Henry, personally known to me to be the same person whose name is subscribed to the foregoing instrument, and personally known to me to be a Senior Vice President of First Trust Advisors L.P., a limited partnership, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such Senior Vice President and as the free and voluntary act of said First Trust Advisors L.P. for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal on January 20, 2005.


                                                     /s/ Fay E. Mack
                                                     ___________________________
                                                     Notary Public

(SEAL)

My commission expires:  September 26, 2008

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )

         I, James G. Prince, a Notary Public in and for the said County and State aforesaid, do hereby certify that James R. Couture and Jerome G. Klass, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, and personally known to me to be a President and Vice President, respectively, of Securities Evaluation Service, Inc., a corporation, appeared before me this day in person and acknowledged that they signed, sealed with the corporate seal of said Securities Evaluation Service, Inc. and delivered the said instrument as their free and voluntary act as such President and Vice President, respectively, and as the free and voluntary act of said Securities Evaluation Service, Inc. for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal on January 20, 2005.

                                                     /s/ James G. Prince
                                                     ___________________________
                                                             Notary Public

 (SEAL)

My commission expires:  August 24, 2005

                                   SCHEDULE A


                         SECURITIES INITIALLY DEPOSITED


                              THE FIRST TRUST GNMA


                                    SERIES 96

                  (NOTE: For the purposes of Schedule A, the Schedule may be completed using the column headings shown below or a printed copy of the "Portfolio" as the same appears in the Prospectus pertaining to The First Trust GNMA, Series 96, and appropriately designated "Schedule A" may be attached hereto.)


          FACE         RANGE OF                     COST OF        COST OF
         AMOUNT         STATED         COUPON     SECURITIES     SECURITIES
       DEPOSITED      MATURITIES        RATE        TO FUND     TO DEPOSITOR